UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 20, 2021

Date of Report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39317	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona		85008
(Address of principal executive offices)		(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ON	The Nasdaq Stock Market LLC
Preferred Stock, Series B Junior Participating, Purchase Rights	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a)     The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of ON Semiconductor Corporation (the “Company”) was held on May 20, 2021. The proposals (all of which were from management) submitted to the stockholders of the Company at the Annual Meeting and the final results of the voting regarding each proposal are set forth below. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2021.

(b)     Proposal No. 1. The Company’s stockholders elected 10 directors of the Company, each for a one-year term expiring at the annual meeting of stockholders to be held in 2022 and until his or her successor has been duly elected and qualified, or until the earlier of his or her death, resignation or removal, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Atsushi Abe	338,375,282	10,994,162	846,719	22,159,300
Alan Campbell	336,969,320	12,414,452	832,391	22,159,300
Susan K. Carter	347,362,855	2,026,983	826,325	22,159,300
Thomas L. Deitrich	347,806,123	1,575,017	835,023	22,159,300
Gilles Delfassy	337,004,023	12,357,103	855,037	22,159,300
Hassane S. El-Khoury	347,755,095	1,620,052	841,016	22,159,300
Bruce E. Kiddoo	347,780,715	1,588,859	846,589	22,159,300
Paul A. Mascarenas	283,426,710	65,391,097	1,398,356	22,159,300
Gregory L. Waters	347,755,915	1,612,102	848,146	22,159,300
Christine Y. Yan	324,215,850	25,175,947	824,366	22,159,300

Proposal No. 2. The Company’s stockholders approved the advisory (non-binding) resolution to approve the compensation of the Company’s named executive officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
313,799,148	35,529,205	887,810	22,159,300

Proposal No. 3. The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
352,529,790	19,023,636	822,037	0

Proposal No. 4. The Company’s stockholders approved an amendment to the ON Semiconductor Corporation 2000 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares available under the ESPP, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
348,966,597	534,341	715,225	22,159,300

Proposal No. 5. The Company’s stockholders approved amendments to the ON Semiconductor Corporation Amended and Restated Stock Incentive Plan (the “SIP”) to increase the number of shares available under the SIP and to effect certain other changes to the SIP, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
326,016,897	23,342,878	856,388	22,159,300

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: May 21, 2021	By:	/s/ GEORGE H. CAVE
George H. Cave
Executive Vice President, General Counsel, Chief Compliance Officer, Chief Risk Officer and Secretary